                                                                    EXHIBIT 99.2



                              FOR IMMEDIATE RELEASE


Contact:          Mariner Health Care, Inc.
                  Boyd Gentry
                  Senior Vice President and Treasurer
                  678-443-6872


                MARINER HEALTH CARE ANNOUNCES $175 MILLION NOTE
                      OFFERING AS PART OF DEBT REFINANCING


ATLANTA, GEORGIA - December 2, 2003 - Mariner Health Care, Inc. ("Mariner") (OTCBB: MHCA) today announced its intention to offer $175 million in principal amount of Senior Subordinated Notes due 2013 (the "Notes"). Mariner anticipates using the proceeds of the Notes offering together with the proceeds from a planned $135.0 million term loan to repay existing indebtedness, including borrowings under Mariner's existing credit facility and second priority secured notes, and for general corporate purposes. The term loan would be part of a proposed new senior credit facility, which would also include an $85.0 million revolving credit facility.

The Notes will be unsecured senior subordinated obligations and will be subordinated in the right of payment to Mariner's existing and future senior indebtedness. The Notes have not been registered under the Securities Act of 1933 (the "Securities Act"). Accordingly, the Notes may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from registration under the Securities Act.

Mariner is headquartered in Atlanta, Georgia and certain of its subsidiaries and affiliates own and/or operate approximately 256 skilled nursing and eight assisted living facilities as well as 12 long-term acute care hospitals representing approximately 32,000 beds across the country.


                                    ********

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements regarding the planned offering, new credit facility, use of proceeds and other statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. Factors that could cause actual results to differ materially include, without limitation, potential adverse changes in the capital markets, particularly with respect to high yield offerings, and interest rates generally. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and Management's Discussion and Analysis of Results of Operations and Financial Condition in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms.

Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2002 on Form 10-K and Management's Discussion and Analysis of Results of Operations and Financial Condition in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

                                    ********